SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 11, 1999
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                             GRADCO SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)

             Nevada                      0-12829                95-3342977
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 (State or other jurisdiction of       (Commission           (I.R.S. Employer
  incorporation or organization)       File Number)         Identification No.)

    3753 Howard Hughes Pkwy, Ste 200,
            Las Vegas, Nevada                                     89109
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (702) 892-3714
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Item 5. Other Events.

     The Company announced, March 11, 1999, that its Board of Directors has approved the repurchase of up to two million shares of the Company's common stock by the Company in the market from time to time. Immediately thereafter the Company determined that its wholly-owned subsidiary, Gradco (USA) Inc., would make any such purchases directly. The Board adopted resolutions to such effect.

Item 7. Financial Statements and Exhibits.

        c. Exhibits.

        Exhibit 1 Registrant's press release issued March 11, 1999 regarding the 2 million share buyback program.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            GRADCO SYSTEMS, INC.
                            Registrant


                            By:


Date:  May 11, 1999         BERNARD BRESSLER
                            Bernard Bressler
                            Secretary and Treasurer